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                                                                    Exhibit 21

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                                                                 JURISDICTION OF           NAMES UNDER WHICH THE ENTITY
                    ENTITY NAME                           INCORPORATION OR ORGANIZATION           DOES BUSINESS
--------------------------------------------------------- ------------------------------ ----------------------------------
Almacenaje Y Administracion De Archivos LTDA              Chile
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Archive Services Limited                                  United Kingdom
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Archivex Box Company Limited                              Alberta
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Archivex Limited                                          Nova Scotia
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Arcus Data Security Limited                               United Kingdom
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Arcus Data Security, LLC                                  Delaware
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BDM S.A.                                                  France
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Beverly Records Management Ltd.                           Ireland
--------------------------------------------------------- ------------------------------ ----------------------------------
Beverly Smyth Business Services Ltd.                      Ireland
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Box Security                                              Argentina
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C.A.D.A. Storage S.A.                                     Argentina
--------------------------------------------------------- ------------------------------ ----------------------------------
COMAC, Inc.                                               Delaware
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Custodia De Documentos LTDA De Archivos LTDA              Chile
--------------------------------------------------------- ------------------------------ ----------------------------------
Datavault Holdings Limited                                United Kingdom
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Datavault Limited                                         Scotland
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Datavault, S.A.                                           Spain
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Datavault Northwest Limited                               United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Datavault Southwest Limited                               United Kingdom
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Documentalia, S.A.                                        Spain
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Document and Information Management Services, Ltd.        United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
DSI Technology Escrow Services, Inc.                      Delaware
--------------------------------------------------------- ------------------------------ ----------------------------------
FIME S.A.                                                 France
--------------------------------------------------------- ------------------------------ ----------------------------------
France Telesauvegarde, S.A.                               France
--------------------------------------------------------- ------------------------------ ----------------------------------
Immobiliaria E Inversiones LA Primavera LTDA              Chile
--------------------------------------------------------- ------------------------------ ----------------------------------
IMSA Peru SRL                                             Peru
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Innovator Projects, S.A.                                  Spain
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Box Company                                 Nova Scotia
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Business Trust #1                           Massachusetts
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Iron Mountain Canada Corporation                          Nova Scotia                    Iron Mountain
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Cayman Ltd.                                 Cayman Islands
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Iron Mountain Chile S.A.                                  Chile
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Confidential Destruction LLC                Delaware
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Iron Mountain do Brazil Empreendimentos Ltda.             Brazil                         Iron Mountain
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Iron Mountain do Brazil S.A.                              Brazil
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Iron Mountain Espana, S.A.                                Spain
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Europe Limited                              United Kingdom                 Iron Mountain
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain (France), S.A.                              France
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Global, Inc.                                Delaware
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Iron Mountain Global, LLC                                 Delaware
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Group (Europe) Limited                      United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Holdings (Europe) Limited                   United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Holdings (France), SNC                      France
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Iberica, SL                                 Spain
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Information Management, Inc.                Delaware                       Iron Mountain Off-Site Data
                                                                                         Protection
                                                                                         Iron Mountain Records Management
                                                                                         Iron Mountain National Underground
                                                                                         Iron Mountain Digital Archives
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Mexico, S.A. de R.L. de C.V.                Mexico
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain (Netherlands) B.V.                          Netherlands
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Peru S.A.                                   Peru
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Records Management (Puerto Rico), Inc.      Puerto Rico                    Iron Mountain Records Management
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Scotland (Holdings) Limited                 United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain Scotland Limited                            United Kingdom
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Iron Mountain South America Ltd.                          Cayman Islands
--------------------------------------------------------- ------------------------------ ----------------------------------
Iron Mountain (UK) Limited                                United Kingdom                 Iron Mountain
--------------------------------------------------------- ------------------------------ ----------------------------------
JAD 93 Limited                                            United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Jones & Crossland Limited                                 United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Kestrel Data Services Limited                             United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Kestrel Data Storage and Management Limited               United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Kestrel Data UK Limited                                   United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Kestrel Reprographics Limited                             United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
MAP, S.A.                                                 France
--------------------------------------------------------- ------------------------------ ----------------------------------
Memogarde, S.A.                                           France
--------------------------------------------------------- ------------------------------ ----------------------------------
Miller Data Management Limited                            United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Mountain Real Estate Assets, Inc.                         Delaware
--------------------------------------------------------- ------------------------------ ----------------------------------
Mountain West Palm Real Estate, Inc.                      Delaware
--------------------------------------------------------- ------------------------------ ----------------------------------
Pierce Leahy Europe, Limited                              United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Secur' Archiv Aktenmanagement                             Germany
--------------------------------------------------------- ------------------------------ ----------------------------------
Silver Sky                                                Jersey Channel Islands
--------------------------------------------------------- ------------------------------ ----------------------------------
Sistemas de Archivo Corporativo, S.A. de R.L. de C.V.     Mexico
--------------------------------------------------------- ------------------------------ ----------------------------------
Sistemas de Archivo de Mexico, S.A. de R.L. de C.V.       Mexico
--------------------------------------------------------- ------------------------------ ----------------------------------
Sistemas de Archivo, S.A. de R.L. de C.V.                 Mexico
--------------------------------------------------------- ------------------------------ ----------------------------------
Societe Civile Immobiliere du Chemin Cornillon            France
--------------------------------------------------------- ------------------------------ ----------------------------------
The Document Storage Company Limited                      United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
397499 British Columbia Ltd.                              British Columbia
--------------------------------------------------------- ------------------------------ ----------------------------------
TM 1177 Ltd.                                              United Kingdom
--------------------------------------------------------- ------------------------------ ----------------------------------
Upper Providence Venture I, L.P.                          Pennsylvania
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